`                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement    / /  Confidential, for Use of the
                                            Commission Only (as permitted by
/X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

/ /  Definitive Additional Materials

/ /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Maxus Realty Trust, Inc.
                      (Formerly Nooney Realty Trust, Inc.)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                            Maxus Realty Trust, Inc.
                                 104 Armour Road
                        North Kansas City, Missouri 64116

                                 March 29, 2002

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 14, 2002, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

     The Board of Trustees of Maxus Realty Trust, Inc. (the "Trust"), formerly Nooney Realty Trust, Inc., is asking you to consider and vote on the proposals contained in the enclosed Proxy Statement, including the election of trustees.

     The accompanying Proxy Statement, which you are urged to read carefully, provides detailed information concerning the election of trustees.

     We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. THEREFORE, EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. A postage-paid envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

     We look forward to seeing many shareholders at the meeting.

                                      Sincerely,

                                      /s/ David L. Johnson
                                          David L. Johnson
                                          Chairman of the Board and
                                          Chief Executive Officer
                    -----------------------------------------

Special Note Regarding Forward-Looking Statements

     Certain statements herein and in the accompanying Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used herein and in the Proxy Statement , the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Trust and other factors referred to in the accompanying Proxy Statement including, without limitation, under the heading "RISK FACTORS."

                            MAXUS REALTY TRUST, INC.
                                 104 ARMOUR ROAD
                        NORTH KANSAS CITY, MISSOURI 64116

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2002

To the Shareholders of
Maxus Realty Trust, Inc.:

     You are hereby notified that the Annual Meeting of Shareholders of Maxus Realty Trust, Inc. (the "Trust") will be held at 10:00 A.M. on May 14, 2002, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, for the following purposes:

     1. To elect seven trustees to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

     2. To vote upon a proposal to adjourn the Annual Meeting of Shareholders to allow for additional solicitation of shareholder proxies or votes in the event that the number of proxies or votes sufficient to obtain a quorum or to approve Proposal 1 have not been received by the date of the Annual Meeting of Shareholders.

     3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The Trust's Board of Trustees has fixed the close of business on March 21, 2002, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

                                    BY ORDER OF THE BOARD OF TRUSTEES


                                    /s/ Christine A. Robinson
                                        Christine A. Robinson, Secretary
March 29, 2002
North Kansas City, Missouri

                            MAXUS REALTY TRUST, INC.
                                 104 ARMOUR ROAD
                        NORTH KANSAS CITY, MISSOURI 64116

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2002

     The Board of Trustees of Maxus Realty Trust, Inc. (the "Trust") is soliciting the enclosed proxy for its use at the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 14, 2002, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board is first mailing this proxy statement and the enclosed form of proxy on or about March 29, 2002.

Introduction

     The Board of Trustees is asking you to vote on nominees to the Board of Trustees.

Record Date

     The Board of Trustees has fixed the close of business on March 21, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On March 15, 2002, there were issued and outstanding and entitled to vote 1,220,000 shares of the Trust's common stock, par value $1.00 per share; provided, however, additional shares may be issued to shareholders of the Trust on March 21, 2002 pursuant to the Trust's First Amended Optional Stock Dividend Plan in connection with the Trust's payment of its fourth quarter dividend, depending on the number of shareholders who elect to receive the Trust's common stock in lieu of a cash dividend. As of March 15, 2002, based on an estimated price of the Trust's common stock of $12.00, the Board of Trustees estimate that approximately 2,000 additional shares of the Trust's common stock will be issued on March 21, 2002 and therefore entitled to vote at the Annual Meeting. The presence in person or by proxy of the holders of record of a majority of the shares of Trust common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the meeting.

Proxies

     If you sign and return the enclosed proxy card, the proxies named therein will vote the shares which it represents in accordance with the specifications thereon. If you do not indicate the manner in which you want your shares voted on the proxy card, the proxies will vote them for the nominees for Trustees named herein. If you are a participant in the Trust's First Amended Optional Stock Dividend Plan (formerly the Dividend Reinvestment Plan), the proxy card represents the number of full shares in your optional stock dividend plan account, as well as shares registered in your name.

     You may revoke your proxy at any time before it is voted (i) by delivering to the Secretary of the Trust written notice of revocation bearing a later date than the proxy, (ii) by submitting a later dated proxy, or (iii) by revoking the proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Christine A. Robinson, Secretary, Maxus Realty Trust, Inc., 104 Armour, North Kansas City, Missouri 64116.

Voting

     Shareholders are entitled to one vote per share on all matters, except for the election of Trustees, as to which cumulative voting applies. Under cumulative voting, each shareholder is entitled to cast that number of votes equal to the number of shares held by the shareholder multiplied by the number of Trustees to be elected, and all of such votes may be cast for a single Trustee or may be distributed among the nominees as the shareholder wishes. If you want to cumulate your votes, you should mark the accompanying proxy card to clearly indicate how you want to exercise the right to cumulate votes and specify how you want votes allocated among the nominees for Trustees. For example, you may write "cumulate" on the proxy card and write next to the name of the nominee or nominees for whom you desire to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising your right to vote cumulatively, you may instruct the proxy holders not to vote for one or more of the nominees by writing the name(s) of such nominee or nominees in the space provided after the entry "For All Nominees Except" on the proxy card. By not marking the proxy card with respect to the election of Trustees to indicate how you want votes allocated among the nominees, you will be granting authority to the persons named in the proxy card to cumulate votes if they choose to do so and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible.

     Trustees must be elected by a plurality vote. To be elected, a nominee must be one of the seven candidates who receives the most votes out of all votes cast at the Annual Meeting. The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to act on any other matters properly brought before the Meeting.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If you indicate "abstain" or "withheld" on a matter, your shares will be deemed present for that matter. In tabulating votes cast on the election of Trustees, broker non-votes are not counted for purposes of determining the Trustees who have been elected. Shares withheld will have no impact on the election of Trustees except to the extent that (i) the failure to vote for an individual nominee results in another nominee receiving a larger proportion of the vote and (ii) withholding authority to vote for all nominees has the effect of abstaining from voting for any nominee. In tabulating votes on other matters, abstentions will have the effect of a negative vote and broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Discretionary Authority

     By executing a proxy, you will be giving the proxies discretionary authority to vote your shares on any other business that may properly come before the meeting and any adjournment thereof as to which the Trust did not have notice a reasonable time prior to the date of mailing this proxy statement. The Board of Trustees is not aware of any such other business and does not itself intend to present any such other business. However, if such other business does come before the meeting, shares represented by proxies will be voted by the persons named in the proxy in accordance with their best judgment. A proxy also confers discretionary authority on the persons named therein to approve minutes of the last Annual Meeting of Shareholders, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a Trustee if a nominee herein named should decline or become unable to serve as a Trustee for any reason.

Costs of Solicitation

     The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers and Trustees of the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will also reimburse brokerage firms, banks and other nominees for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Trust and other factors referred to in this Proxy Statement.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     The Board of Trustees proposes the election of the seven nominees listed below to serve as Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. If any vacancy in the list of nominees shall occur for any reason, the Board of Trustees will select a substitute nominee to be voted upon at the Annual Meeting.

     The following is a brief summary of the business experience during the past five years of each of the nominees for election as Trustees of the Trust, including, where applicable, information regarding other directorships held by each nominee:

     Mr. David L. Johnson, age 45, has served as Chairman of the Board, Chief Executive Officer and Trustee since November 27, 1999. Mr. Johnson is also Chairman and majority shareholder of Maxus Properties, Inc. ("Maxus"), a Missouri corporation located at 104 Armour Road, North Kansas City, Missouri 64116, that specializes in commercial property management for affiliated owners. He has served in this capacity since 1988. Mr. Johnson is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P., a Missouri limited partnership that is a public reporting company. Maxus employs more than 350 people to manage commercial properties, including more than 10,500 apartment units and 450,000 square feet of retail and office space. Mr. Johnson is also Vice President of KelCor, Inc. ("KelCor"), a Missouri corporation that specializes in the acquisition of commercial real estate.

     Mr. Danley K. Sheldon, age 43, has served as President and a Trustee since January 25, 2002. Mr. Sheldon is also Chief Executive Officer of Maxus. Mr. Sheldon currently serves as a member of the board of directors of Entertainment Properties Trust, a New York Stock Exchange listed real estate investment trust and Blue Cross Blue Shield of Kansas City. Mr. Sheldon has previously held various positions with Ferrellgas Partners, L.P., most recently as President and Chief Executive Officer.

     Mr. Robert B. Thomson, age 54, has served as a Trustee since November 9, 1999. He is an attorney in private practice in Kansas City, Missouri. His practice emphasizes real estate, business and corporate law. Mr. Thomson is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P., a Missouri limited partnership that is a public reporting company. Since 1987, Mr. Thomson has served as a Trustee for the Kansas City, Missouri Police and Civilian Retirement Funds.

     Mr. Monte McDowell, age 44, has served as a Trustee since November 9, 1999. He is President, Chief Executive Officer and principal shareholder of McDowell Pharmaceuticals, L.L.C., a Missouri limited liability company involved in several areas of the pharmaceutical industry. Previously, Mr. McDowell was President, Chief Executive Officer and principal shareholder of Home Medical Specialty Equipment, Inc., a Missouri corporation doing business as MED4HOME, involving capital equipment medical sales.

     Mr. Chris Garlich, age 44, has served as a Trustee since November 27, 1999. He is the Executive Vice President and member of Bancorp Services, LLC, a
Missouri limited liability company, specializing in the development, administration and distribution of life insurance products to the corporate and high net worth market place.

     Mr. Steven Rosenberg, age 48, has served as a Trustee since September 19, 2000. He is Acting Manager and sole proprietor of Aspen Mortgage, Inc. and Aspen Pacific, Inc. which manages a portfolio of 36 entities that are actively invested in a variety of real estate and non real estate investments. These entities, along with other investors, have invested through debt, equity, and combinations thereof in over 200 transactions totaling over $250,000,000. Mr. Rosenberg acts as both manager and co-investor in these transactions.

     Mr. W. Robert Kohorst, age 49, is a nominee for Trustee. He is President, founding shareholder and majority owner of Everest Properties, LLC ("Everest"), which specializes in real estate and related investments, which operates through subsidiaries and affiliates.

     Messrs.  Johnson,  Garlich,  McDowell,  Thomson  and Daniel W.  Pishny each became a Trustee as a result of a settlement agreement (the "Settlement Agreement") entered into by the Trust relating to a lawsuit filed in 1997 by the Trust against Mr. Johnson and other parties. See "Security Ownership of Certain Beneficial Owners and Management - Recent Change in Control." On July 20, 2000, the Board increased the number of board members from five (5) to seven (7). Mr. John W. Alvey and Mr. Rosenberg were appointed by the Board to fill the vacancies created by such action on September 19, 2000. Mr. Pishny resigned as a Trustee and an officer effective as of January 18, 2002. Mr. Sheldon was appointed to replace Mr. Pishny as a trustee on January 25, 2002. Each of Mr. Garlich, Mr. McDowell, Mr. Thomson, Mr. Rosenberg and Mr. Kohorst are Independent Trustees as defined in the Trust's Bylaws.

     The Board of Trustees Recommends a Vote For The Above Nominees For Trustees of The Trust.

Committees of the Board

     From January 1, 2001 to December  31, 2001,  the Board of Trustees met five
(5) times. All of the incumbent Trustees attended all of the meetings of the Board of Trustees and meetings held by those committees of the Board on which they served, except (i) Mr. McDowell was absent from two (2) board meetings and
(ii) Mr. Rosenberg was absent from three (3) board meetings and one (1) audit committee meeting.

     Among the standing committees of the Board of Trustees are the Executive Committee and the Audit Committee. The Trust does not have standing nominating or compensation committees.

     The Executive Committee is comprised of David L. Johnson, Monte McDowell and Robert B. Thomson. The Executive Committee is empowered to exercise, between regular meetings of the Board of Trustees, all of the authority of the Board of Trustees in the management of the Trust. The Executive Committee did not meet during 2001.

     The Audit Committee is comprised of Chris Garlich, Monte McDowell and Steven Rosenberg. Mr. Robert B. Thomson resigned effective as of January 1, 2002. The functions of the Audit Committee are to recommend to the Board of Trustees the accounting firm to serve as the independent auditor of the Trust, to monitor and review with the independent auditor the Trust's financial reporting and accounting procedures and policies, to supervise the adequacy of the Trust's financial, accounting and operating controls and to review the scope of any audits conducted by the independent auditor. The Audit Committee met three (3) times during 2001.

Audit Committee Charter

     During 2001, the Board of Trustees of the Trust adopted a new, written Audit Committee Charter, a copy of which Charter was attached as an appendix to the Trust's proxy statement for the 2001 annual meeting of shareholders. The Board of Trustees has determined that each current Audit Committee member is "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Mr. Thomson resigned upon determining he no longer met the requirements of such definition. See "- Related Transactions."

     The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report

     The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2001; has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditors the auditors' independence. Based on such review and discussions, the Audit Committee has recommended to the Board of Trustees that the audited financial statements for the year ended December 31, 2001 be included in the Trust's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

     This report was made over the name of each member of the Audit Committee, namely Chris Garlich, Monte McDowell and Steven Rosenberg.

     The information in the foregoing two paragraphs shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Fees

     The aggregate fees billed the Trust by KPMG LLP for professional services rendered for the audit of the Trust's annual financial statements for the year ended December 31, 2001 and the reviews of the financial statements included in the Trust's reports on Form 8-K and Form 10-QSB during the year 2001 was $65,000.

Financial Information Systems Design and Implementation Fees

     KPMG LLP did not bill any fees to the Trust for financial information systems design and implementation services described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered during the year ended December 31, 2001.

All Other Fees

     The aggregate fees billed to the Trust by KPMG LLP for all services, other than those described under the preceding two captions, rendered during the year ended December 31, 2001 was $14,000, which represented tax services. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of KPMG LLP.

Trustee's Compensation

     Pursuant to the Trust's Bylaws, the Trust's officers who serve as Trustees do not receive compensation for their services as Trustees.

     The Trust pays Independent Trustees the following fees: (a) $900 annual fee, (b) $450 for each meeting attended in person and (c) $250 for each meeting attended by telephone conference at which a vote was taken. In addition, the Trust reimburses the Independent Trustees for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings and carrying on the Trust's business.

     There are no family relationships between any of the Trustees or executive officers.

Executive Officers
                                           POSITIONS OR OFFICES
       NAME                    AGE         WITH THE TRUST
       ----                    ---         -----------------------

David L.  Johnson(1).......     45         Chairman of the Board, Chief
                                           Executive Officer and Trustee
Danley K. Sheldon(1).......     43         President and Trustee

John W. Alvey..............     43         Vice President, Chief Financial and
                                           Accounting Officer and Trustee

     Mr. John Alvey has served as Vice President, Chief Financial and Accounting Officer and Trustee since November 1999. He is also Executive Vice President and Chief Financial Officer of

Maxus and President of KelCor. He has served in these capacities since 1988. Mr. Alvey is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P., a Missouri limited partnership that is a public reporting company. Mr. Alvey is not a nominee for Trustee.

     (1)For biographical information on this Executive Officer, see "ELECTION OF TRUSTEES."

Executive Compensation

     No person serving as executive officer as of the end of or during 2001 or 2000 received salary and bonuses exceeding $100,000. None of the Trust's executive officers are compensated by the Trust for their services.

Related Transactions

     The Trust has entered into an agreement with Maxus to manage the Trust's properties. Management fees of $170,000 payable to Maxus have been incurred for the year ended December 31, 2001. The management fees the Trust pays Maxus for the management of the properties held by the Trust ranges from 3.6% to 5% of the monthly gross receipts from the operation of each of the properties held by the Trust. In addition, certain Maxus employees are located at the Trust's properties and perform leasing, maintenance, office management and other related services for these properties. The Trust recognized $317,000 of such payroll costs for the year ended December 31, 2001 that have been or will be reimbursed to Maxus by the Trust. Also, the Trust reimbursed Maxus $9,000 for bonuses paid to a Maxus employee for his assistance in closing the investment property purchases and sale in 2001.

     Robert B. Thomson, an Independent Trustee as defined in the Trust's Bylaws, performs legal services for the Trust. The Trust paid Mr. Thomson fees totaling $67,500 for legal services rendered by Mr. Thomson in 2001.

Report of the Independent Trustees

     The Trust does not have a compensation committee responsible for establishing an executive compensation policy and plan for the Trust. In the place of such a compensation committee, the Independent Trustees are responsible for establishing the executive compensation policies. The Independent Trustees review and approve all compensation plans, benefit programs and perquisites for executives.

     Prior to the change in control of the Trust's management that occurred on November 9, 1999, two executive officers of the Trust received base salaries. These two executive officers also received stock options. At the time of the change in control, these two executive officers resigned, the Trust's compensation obligations were settled and their stock options were canceled.

     At the first meeting of the new Board of Trustees after the change in control, the Independent Trustees determined not to pay the executive officers a salary or enter into employment agreements with the executive officers because the executive officers (i) were already significant shareholders of the Trust and (ii) were affiliates of the management company hired by the Trust to manage the properties held by the Trust.

     The Independent Trustees have determined that they will review this compensation policy on an annual basis.

                              Independent Trustees:

                                 Robert Thomson
                                 Monte McDowell
                                  Chris Garlich
                                Steven Rosenberg

Performance Graph

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following performance graph shows a five-year comparison of cumulative total returns (change in stock price plus reinvested dividends) for Maxus Realty Trust, Inc. ("MRTI"), the NASDAQ Stock Market Composite Total Return Index ("NASDAQ") and the National Association of Real Estate Investment Trusts ("NAREIT") Total Return Index.



                              [PERFORMANCE GRAPH]



                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
  AMONG MAXUS REALTY TRUST, NASDAQ STOCK MARKET TOTAL RETURN INDEX AND NAREIT
                          COMPOSITE TOTAL RETURN INDEX

     Assumes $100 invested on December 31, 1996 in Maxus Realty Trust, Inc.
       Common Stock, NASDAQ Stock Market Index and NAREIT Composite Index

                                       DECEMBER 31,
                        -------------------------------------------
                        1997       1998     1999       2000       2001
                        ----       ----     ----       ----       ----
NASDAQ................. 121.64    169.84    315.20     191.36     151.07
NAREIT................. 118.86     96.49     90.24     113.59     131.20
MRTI ...................120.11     76.56     63.35      79.34     147.42

                                   PROPOSAL 2

                       PROPOSAL TO APPROVE ANY ADJOURNMENT
                              OF THE ANNUAL MEETING

     A vote (i) in person by a shareholder for adjournment of the Annual Meeting of Shareholders, or (ii) for Proposal 2 on the proxy card authorizing the named proxies on the proxy card to vote the shares covered by such proxy to adjourn the Annual Meeting of Shareholders, would allow for additional solicitation of shareholder proxies or votes in order to obtain a quorum or in order to obtain more proxies or votes in favor of Proposal 1. Consequently, it is not likely to be in the interest of shareholders who intend to vote against Proposal 1 to vote in person to adjourn the Annual Meeting of Shareholders or to vote for Proposal 2 on the proxy card.

     The Board of Trustees Recommends a Vote For Any Proposal to Adjourn The Annual Meeting to Allow For Additional Solicitation of Shareholder Proxies or Votes.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

Change in Control

     On October 19, 1999, the Trust entered into the Settlement Agreement relating to a lawsuit filed in the Circuit Court of Jackson County, Missouri on August 18, 1997 entitled Nooney Realty Trust, Inc. v. David Johnson, et al. (the "Lawsuit"). The closing under the Settlement Agreement occurred on November 9, 1999 (the "Closing").

     The Lawsuit was filed by the Trust. Among other claims, the Trust had asked for a declaratory judgment against certain individuals and entities who hold shares of the Trust. The Trust initiated the suit to obtain a judicial determination of the validity and status of some of the Trust's shares (referred to as "Excess Shares"). On April 27, 1999, the Court entered summary judgment for the defendants on the Trust's declaratory judgment count and designated its decision for appeal without awaiting resolution of the Trust's remaining claims. The Trust appealed the judgment, but on October 19, 1999, the Lawsuit was settled.

     Pursuant to the Settlement Agreement, (i) CGS Real Estate Company, Inc. ("CGS") and certain of its affiliates sold all of their shares of common stock in the Trust owned beneficially or of record by CGS or its affiliates (75,763 shares) to NKC Associates, L.L.C. (37,881) and Chris Garlich (37,882) at a price of $10.00 per share, (ii) Lawrence E. Fiedler, and James P. Ingram resigned as members of the Board of Trustees, and each of William J. Carden, Thomas N. Thurber, Gregory J. Nooney, Jr., Glenda F. White and Patricia A. Nooney resigned as officers of the Trust effective as of the Closing, (iii) Robert B. Thomson and Monte McDowell were elected by the Board of Trustees to fill the vacancies created by the resignations of Messrs. Fielder and Ingram, (iv) CGS and its affiliates terminated each of the management and other services agreements between CGS and its affiliates and the Trust, (v) the Lawsuit was dismissed pursuant to stipulations of dismissal with prejudice signed by each of the parties to the Lawsuit and (vi) William J. Carden and Thomas N. Thurber terminated their employment agreements with the Trust. In connection with the Settlement Agreement, the Trust paid $50,000 to an affiliate of Mr. Carden and $25,000 to Mr.

Thurber to settle its deferred compensation obligation to Messrs. Carden and Thurber aggregating $408,334.

     Effective November 9, 1999, the Board of Trustees elected the following officers: David L. Johnson, Chairman; Daniel W. Pishny, President; John W. Alvey, Vice- President; Christine A. Robinson, Secretary; and Amy Kennedy, Treasurer.

     The Settlement Agreement also required that William J. Carden, Gregory J. Nooney, Jr. and William W. Geary, Jr. resign as members of the Board. However, Rule 14f-1 of the Securities Exchange Act of 1934 required the Trust, at least ten days prior to a change in a majority of the trustees, to file certain information regarding the new management with the Securities and Exchange
Commission and to transmit this information to all shareholders of the Trust. Messrs. Carden, Nooney and Geary resigned effective as of November 27, 1999, the expiration of the ten day period. The remaining members of the Board appointed David L. Johnson, Daniel W. Pishny and Chris Garlich to fill the vacancies on the Board created by these resignations at that time.

     NKC Associates, L.L.C. ("NKC"), which acquired 37,881 shares from CGS, is a Missouri limited liability company whose members are: Daniel W. Pishny (22.5%), John W. Alvey (22.5%), Amy Kennedy (22.5%), Christine A. Robinson (22.5%) and Robert B. Thomson (10%). NKC acts as a limited partner in real estate limited partnerships. NKC acquired the 37,881 shares of the Trust from CGS with funds from a demand loan made by Bond Purchase, L.L.C., a Missouri limited liability company and an affiliate of NKC. The demand loan is secured by the 37,881 shares of the Trust acquired by NKC, with interest accruing on the unpaid balance at a rate of eight percent per annum. Chris Garlich acquired the 37,882 shares of the Trust from CGS with personal funds.

Holdings of Management and Certain Beneficial Owners

     The table below sets forth information as of March 1, 2002, regarding the number of shares of the Trust beneficially owned by each of the Trustees, nominees for Trustee and executive officers of the Trust, by any other person, if any, known to own 5% or more of the Trust's outstanding shares and by all Trustees, nominees and officers as a group:

             Name of               Number of Shares               Percent
      Beneficial Owner            Beneficially Owned (1)        of Class (2)
      ---------------------       ----------------------       --------------
     David L. Johnson                   98,132 (3)                 8.0

     Daniel W. Pishny                   43,481 (4)(5)              3.6

     Robert B. Thomson                  41,645 (6)                 3.4

     Chris Garlich                      67,082                     5.5

     Monte McDowell                     15,000 (7)                 1.2

     John W. Alvey                      55,881 (4)(8)(9)           4.6

     Steven Rosenberg                    1,800 (10)                  *

     Danley K. Sheldon                  20,000 (11)                1.6

     W. Robert Kohorst                  18,748 (12)                1.5

     Trustees and Executive
     Officers as a group               323,888 (13)               26.6

(1) Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Except as described in the footnotes below, the Trustee has both sole voting power and sole investment power with respect to the shares set forth in the table.

(2) An asterisk indicates that the number of shares beneficially owned do not exceed one percent of the number of shares of common stock issued and outstanding.

(3) Includes: (i) 41,113 shares held by KelCor, Inc., a Missouri corporation owned by Mr. Johnson and his wife; (ii) 4,500 shares held by his wife, including those held jointly with his wife; (iii) 300 shares held by his minor son and daughter; and (iv) 500 shares held by his wife. Does not include (i) 49,946 shares pledged as collateral to Sunset Plaza Realty Partners, L.P. ("Sunset"), a limited partnership in which Mr. Johnson is the principal equity interest holder, to secure loans made by Sunset and
     (ii) 41,645 shares pledged as collateral to Mr. Johnson to secure a loan to FQE, L.L.C. (as described in (6) below).

(4) Includes shared voting and dispositive power of the 37,881 shares held by NKC Associates, L.L.C., a Missouri limited liability company, in which each of Mr. Pishny and Mr. Alvey hold a 22.5% equity interest.

(5)  Includes 1,500 shares held by his wife.

(6) These shares are held by FQE, L.L.C., a Missouri limited liability company. FQE, L.L.C. obtained the funds used to purchase these shares from proceeds of a loan made to FQE, L.L.C. by David L. Johnson. The loan is evidenced by a promissory note, due on demand, bearing interest at a rate of eight percent per annum, and secured by the shares. Mr. Thomson is the sole member of FQE, L.L.C. Does not include shares described in note (4) held by NKC Associates, L.L.C., in which Mr. Thomson has a 10% interest.

(7) These shares are held by a revocable trust for the benefit of Mr. McDowell's son.

(8) Mr. Alvey disclaims any beneficial ownership of the 41,113 shares held by KelCor, Inc.

(9) Substantially all of the shares purchased by Mr. Alvey other than the shares acquired by NKC Associates, L.L.C. were purchased with funds loaned to Mr. Alvey by David L. Johnson and his affiliates. These loans are unsecured.

(10) Held by his wife.

(11) These shares have been pledged as collateral to Sunset to secure loans made by Sunset to Mr. Sheldon.

(12) Includes (i) 16,048 shares held by Everest Management, LLC, of which Mr. Kohorst is a 50% beneficial owner through his pension plan, (ii) 700 shares held in Mr. Kohorst's individual retirement account and (iii) 2,000 shares held in Mr. Kohorst's wife's individual retirement account.

(13) Includes the 37,881 shares held by NKC Associates, L.L.C.

                                  OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Trust's officers and Trustees, and persons who own more than ten percent of the Trust's common stock, to file reports of ownership and changes in ownership with the SEC. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

     Based primarily on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during fiscal 2001, all filing requirements applicable to its officers, Trustees, and greater than ten-percent beneficial owners were complied with.

Independent Auditors

     At the recommendation of the Audit Committee, the Board of Trustees selected KPMG LLP to serve as the Trust's independent auditor for each of the fiscal years ending December 31, 2000 and December 31, 2001. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions for the shareholders.

Other Business

     Other than those items set forth herein, the Board of Trustees knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.

Shareholder Proposals for the 2003 Annual Meeting of Shareholders

     Shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2003 should submit their proposals to the Trust at the address of the Trust set forth on the first page of this Proxy Statement. Proposals must be received by the Trust no later than November 30, 2002, for consideration for inclusion in the next year's Proxy Statement and proxy. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Trust receives written notice at such address of such matters on or before February 12, 2003.

Householding

     Only one copy of the Trust's Annual Report and the Proxy Statement is being delivered to multiple security holders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. This procedure is referred to as householding." In addition, the Trust has been notified that certain intermediaries, i.e. brokers or banks, will household proxy materials. The Trust will promptly deliver upon written or oral request a separate copy of the Annual Report and/or the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered if a separate copy of the Annual Report and/or Proxy Statement is desired. A shareholder should notify the Trust (i) if a shareholder wishes to receive a separate Annual Report and/or Proxy Statement in the future or (ii) if a shareholder is receiving multiple copies of the Annual Report and/or the Proxy Statement, but wishes to receive a single copy of the Annual Report and/or the Proxy Statement in the future. Requests should be made to Maxus Realty Trust, Inc., Attention: Marsha Arr, 104 Armour Road, North Kansas City, Missouri 64116,
(816) 303-4500. A shareholder can contact his broker or bank to make a similar request, provided the broker or bank has determined to household proxy materials.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     A copy of the Trust's Annual Report to Shareholders is being furnished with
this  Proxy  Statement.   The  following  portions  of  the  Annual  Report  are
incorporated herein by reference:

          (i)  "Management's  Discussion  and  Analysis," at pages 3 to 8.

         (ii) "Financial   Statements"  with  the  independent  auditors  report
              therein, at pages F-1 to F-12.

     Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statements modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.



                                     BY ORDER OF THE BOARD OF TRUSTEES


                                     /s/ Christine A. Robinson
                                         Christine A. Robinson
                                         Secretary
March 29, 2002
North Kansas City, Missouri


Requests for Annual Report

     A copy of the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for fiscal 2001 will be sent to stockholders upon request without charge. Requests should be made to Maxus Realty Trust, Inc., Attention: Marsha Arr, 104 Armour Road, North Kansas City, Missouri 64116.

                                   APPENDIX A


                                 DEFINITIVE COPY
                                 [FORM OF PROXY]

                                      PROXY
                            MAXUS REALTY TRUST, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned does hereby appoint Danley K. Sheldon and Christine A. Robinson and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), each with full power of substitution, to vote all common shares of the undersigned in Maxus Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on May 14, 2002, commencing at 10:00 A.M. in the 24th Floor Conference Room at 2345 Grand
Boulevard, Suite 2400, Kansas City, Missouri, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

     With respect to the election of Trustees (Proposal 1), where no vote is specified or where a vote for all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless contrary instructions are given, if the undersigned withholds the undersigned's vote for a nominee, all of the undersigned's cumulative votes will be distributed among the remaining nominees at the discretion of the proxies.

                   (Please sign and date on the reverse side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                            MAXUS REALTY TRUST, INC.

                                  May 14, 2002


                        THE BOARD OF TRUSTEES RECOMMENDS
                            A VOTE FOR THE FOLLOWING:            Please mark
                                                                 your vote as
 (See the Reverse for Additional Instructions on Proposition 1)  indicated in this example
                                                                 |X|

1.   Election of Trustees.

     FOR all Nominees (except as marked to the contrary)         | |

     WITHHOLD AUTHORITY to vote for all nominees                 | |

     (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

     Nominees:  David L.  Johnson,  Danley  K.  Sheldon,  Chris  Garlich,  Monte
     McDowell,   Robert  B.  Thomson,   W.  Robert  Kohorst,   Steven  Rosenberg
     (Cumulative voting applies -- See Proxy Statement)

2. Adjournment of the meeting to allow for additional solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposal 1.

         FOR    /  /         AGAINST    /  /      ABSTAIN     /  /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE NOMINEES.

     IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE THE TRUST THE EXPENSE OF ADDITIONAL SOLICITATION.

Signature ______________ Signature if held jointly_______________ Date_____ 2002

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   APPENDIX B


     1. Page 10 of the printed proxy statement contains a performance graph. The information in the graph is set forth in the table immediately following the graph.